SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2002

                               Trenwick Group Ltd.
             (Exact Name of Registrant as Specified in its Charter)

Bermuda                                1-16089                   98-0232340
State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                    File Number)            Identification No.)

LOM Building, 27 Reid Street
Hamilton, HM 11, Bermuda                                          Not Applicable
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (441) 292-4985


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events

      On November 13, 2002 Trenwick Group Ltd. ("Trenwick"), and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and LaSalle Re Holdings Limited, entered into a Forbearance Agreement, dated as of November 11, 2002 (the "Forbearance Agreement"), with certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent. In the Forbearance Agreement, the letter of credit providers agreed to refrain from enforcing their rights or remedies under the Credit Agreement until November 22, 2002, or earlier if there is another default under the Credit Agreement or the Forbearance Agreement, a third party exercises any right of action against Trenwick for a debt in excess of $5,000 or other material obligation or Trenwick takes an action which the letter of credit providers reasonably consider to be materially adverse to their interests. In consideration for the forbearance of the letter of credit providers, Trenwick agreed, among other things, to refrain from making certain payments or distributions and to facilitate a meeting of the letter of credit providers and Lloyd's.

      On November 14, 2002, Trenwick issued a press release announcing the forbearance agreement. A copy of the press release is filed herewith as Exhibit
99.2 and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

99.1 Forbearance Agreement, dated as of November 11, 2002, among Trenwick Group Ltd. and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and LaSalle Re Holdings Limited, and certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent.

99.2     Press release of Trenwick Group Ltd. issued November 14, 2002

                                    SIGNATURE

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK GROUP LTD.

                                            By:   /s/ W. Marston Becker
                                               ---------------------------------
                                                  W. Marston Becker
                                                  Acting Chairman and
                                                  Acting Chief Executive Officer

Dated: November 15, 2002

                                  EXHIBIT INDEX

Exhibit                    Description of Exhibit
-------                    ----------------------

99.1 Forbearance Agreement, dated as of November 11, 2002, among Trenwick Group Ltd. and its subsidiaries Trenwick America Corporation, Trenwick Holdings Limited and LaSalle Re Holdings Limited, and certain lending institutions party to the Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000, and JP Morgan Chase Bank, as Administrative Agent.

99.2     Press release of Trenwick Group Ltd. issued November 14, 2002